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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 6, 2001


                               SILICON IMAGE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        000-26887                                  77-0396307
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       (Commission                                (IRS Employer
       File Number)                             Identification No.)


                   1060 EAST ARQUES AVE., SUNNYVALE, CA 94086
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               (Address of principal executive offices) (Zip Code)


                                 (408) 616-4000
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                         (Registrant's telephone number)


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          (Former name or former address, if changed since last report)




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ITEM 2:       ACQUISITION OR DISPOSITION OF ASSETS.


         On July 6, 2001, Silicon Image, Inc., a Delaware corporation, completed its acquisition of Silicon Communication Lab, Inc., a California corporation. The acquisition was effectuated by merging Silicon Communication Lab with and into a wholly-owned subsidiary of Silicon Image, with Silicon Image's wholly-owned subsidiary surviving the merger. The merger is intended to qualify as a tax-free reorganization, and Silicon Image will account for the acquisition using the purchase method of accounting.

         In connection with the acquisition, Silicon Image issued approximately 1,305,000 shares of common stock and $2,300,000 in cash in exchange for all of the outstanding shares of Silicon Communication Lab capital stock, and converted all outstanding Silicon Communication Lab options into options to purchase approximately 956,000 shares of Silicon Image common stock. Approximately 130,000 of the shares of Silicon Image common stock issued and $230,000 of the cash issued will be held in escrow for a period of one year as collateral for indemnity obligations of the shareholders. Silicon Image also assumed Silicon Communication Lab's 1999 Stock Option Plan, under which a reserve of approximately 1,015,000 shares of Silicon Image common stock remained available for future issuance as of July 6, 2001. In addition, nearly all employees of Silicon Communication Lab, including executive officers, will become employees of Silicon Image, and Silicon Image may grant additional options in connection with these employment arrangements.

         A press release announcing the completion of this transaction is attached as Exhibit 99.01 to this report.

ITEM 7:      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF THE BUSINESS REQUIRED


                  Not applicable


         (b)      PRO FORMA FINANCIAL INFORMATION


                  Not applicable


         (c)      EXHIBITS


                   2.01 Agreement and Plan of Reorganization, dated June 15, 2001, among Silicon Image, a wholly owned subsidiary of Silicon Image, Silicon Communication Lab and certain shareholders of Silicon Communication Lab.

                  99.01 Press Release issued by Silicon Image on July 11, 2001, announcing completion of the acquisition.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 20, 2001                 SILICON IMAGE, INC.


                                      By: /s/ Daniel K. Atler
                                         -------------------------------------
                                         Daniel K. Atler
                                         VICE PRESIDENT FINANCE AND
                                         ADMINISTRATION AND CHIEF
                                         FINANCIAL OFFICER